UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 16, 2006

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                              47-0210602
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                                  80021
(Address of principal executive offices)                              (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

     On October 12, 2006, Level 3 Financing, Inc., a wholly owned subsidiary of Level 3 Communications, Inc. ("Level 3") entered into a Supplemental Indenture dated as of October 12, 2006, supplementing the Indenture, dated as of March 14, 2006, among Level 3 Communications, Inc., as Guarantor, Level 3 Financing, Inc., as Issuer, and The Bank of New York, as Trustee, relating to Level 3 Financing, Inc.'s Floating Rate Senior Notes due 2011 (the "Floating Rate Notes"). This Supplemental Indenture was entered into among Level 3 Financing, Inc., Level 3 Communications, LLC and The Bank of New York as Trustee. Pursuant to the Supplemental Indenture to the Floating Rate Notes Indenture, Level 3 Communications, LLC has provided an unconditional, unsecured guaranty of the Floating Rate Senior Notes. The Floating Rate Notes Supplemental Indenture is filed as exhibit 4.1 to this Current Report and incorporated by reference as if set forth in full.

     On October 12, 2006, Level 3 Financing, Inc., a wholly owned subsidiary of Level 3 entered into a second Supplemental Indenture dated as of October 12, 2006, supplementing the Indenture, dated as of March 14, 2006, among Level 3, as Guarantor, Level 3 Financing, Inc., as Issuer, and The Bank of New York, as Trustee, relating to the Floating Rate Senior Notes. This second Supplemental Indenture was entered into among Level 3 Financing, Inc., Level 3, Level 3 Communications, LLC and The Bank of New York as Trustee. Pursuant to this Supplemental Indenture to the Floating Rate Notes Indenture, the unconditional, unsecured guaranty of Level 3 Communications, LLC of the Floating Rate Senior Notes has been subordinated in any bankruptcy, liquidation or winding up proceeding of Level 3 Communications, LLC to the obligations of Level 3 Communications, LLC under the Level 3 Financing, Inc. Amended and Restated Credit Agreement. This Supplemental Indenture is filed as exhibit 4.2 to this Current Report and incorporated by reference as if set forth in full.

     On October 12, 2006, Level 3 Financing, Inc., a wholly owned subsidiary of Level 3 entered into a Supplemental Indenture dated as of October 12, 2006, supplementing the Indenture, dated as of March 14, 2006, among Level 3 Communications, Inc., as Guarantor, Level 3 Financing, Inc., as Issuer, and The Bank of New York, as Trustee, relating to Level 3 Financing, Inc.'s 12.25% Senior Notes due 2013 (the "12.25% Notes"). This Supplemental Indenture was entered into among Level 3 Financing, Inc., Level 3 Communications, LLC and The Bank of New York as Trustee. Pursuant to the Supplemental Indenture to the 12.25% Notes Indenture, Level 3 Communications, LLC has provided an unconditional, unsecured guaranty of the 12.25% Notes. The 12.25% Notes Supplemental Indenture is filed as exhibit 4.3 to this Current Report and incorporated by reference as if set forth in full.

     On October 12, 2006, Level 3 Financing, Inc., a wholly owned subsidiary of Level 3 entered into a second Supplemental Indenture dated as of October 12, 2006, supplementing the Indenture, dated as of March 14, 2006, among Level 3, as Guarantor, Level 3 Financing, Inc., as Issuer, and The Bank of New York, as Trustee, relating to the 12.25% Senior Notes. This second Supplemental Indenture was entered into among Level 3 Financing, Inc., Level 3, Level 3 Communications, LLC and The Bank of New York as Trustee. Pursuant to this Supplemental Indenture to the 12.25% Senior Notes Indenture, the unconditional, unsecured guaranty of Level 3 Communications, LLC of the 12.25% Senior Notes has been subordinated in any bankruptcy, liquidation or winding up proceeding of Level 3 Communications, LLC to the obligations of Level 3 Communications, LLC under the Level 3 Financing, Inc. Amended and Restated Credit Agreement. This Supplemental Indenture is filed as exhibit 4.4 to this Current Report and incorporated by reference as if set forth in full.

Item 9.01.  Financial Statements and Exhibits

          (a)  Financial Statements of Business Acquired

                  None

          (b)  Pro Forma Financial Information

                  None

          (c)  Shell Company Transactions

                  None

          (d)  Exhibits

4.1 Supplemental Indenture, dated as of October 12, 2006, among Level 3 Financing, Inc., Level 3 Communications, LLC and The Bank of New York as Trustee, supplementing the Indenture dated as of March 14, 2006, among Level 3 Financing, Inc., Level 3 Communications, Inc. and The Bank of New York as Trustee, relating to Level 3 Financing, Inc.'s Floating Rate Senior Notes due 2011.

4.2 Supplemental Indenture, dated as of October 12, 2006, among Level 3 Financing, Inc., Level 3 Communications, Inc., Level 3 Communications, LLC and The Bank of New York as Trustee, supplementing the Indenture dated as of March 14, 2006, among Level 3 Financing, Inc., Level 3 Communications, Inc. and The Bank of New York as Trustee, relating to Level 3 Financing, Inc.'s Floating Rate Senior Notes due 2011.

4.3 Supplemental Indenture, dated as of October 12, 2006, among Level 3 Financing, Inc., Level 3 Communications, LLC and The Bank of New York as Trustee, supplementing the Indenture dated as of March 14, 2006, among Level 3 Financing, Inc., Level 3 Communications, Inc. and The Bank of New York as Trustee, relating to Level 3 Financing, Inc.'s 12.25% Senior Notes due 2013.

4.4 Supplemental Indenture, dated as of October 12, 2006, among Level 3 Financing, Inc., Level 3 Communications, Inc., Level 3 Communications, LLC and The Bank of New York as Trustee, supplementing the Indenture dated as of March 14, 2006, among Level 3 Financing, Inc., Level 3 Communications, Inc. and The Bank of New York as Trustee, relating to Level 3 Financing, Inc.'s 12.25% Senior Notes due 2013.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     Level 3 Communications, Inc.

                                     By:     /s/ Neil J. Eckstein
                                         Neil J. Eckstein, Senior Vice President

Date:  October 17, 2006